Federated Intermediate Municipal Trust

(A Portfolio of Intermediate Municipal Trust)

PROSPECTUS

The shares of Federated Intermediate Municipal Trust (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities of Intermediate Municipal Trust (the "Trust"), an open-end management investment company (a mutual fund).

The objective of the Fund is to provide current income exempt from federal regular income tax. The Fund pursues this investment objective by investing in a portfolio of municipal securities with a dollar-weighted average portfolio maturity of not less than three or more than ten years.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated July 31, 1998, with the Securities and Exchange Commission (the "SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated July 31,1998

TABLE OF CONTENTS

 Summary of Fund Expenses                  1
 Financial Highlights                      2
 General Information                       3
 Year 2000 Statement                       3
 Investment Information                    3
 Investment Objective                      3
 Investment Policies                       3
 Municipal Securities                      5
 Investment Risks                          6
 Investment Limitations                    6
 Intermediate Municipal Trust Information  6
 Management of the Trust                   6
 Distribution of Fund Shares               7
 Administration of the Fund                7
 Net Asset Value                           7
 Investing in the Fund                     8
 Share Purchases                           8
 Minimum Investment Required               8
 What Shares Cost                          8
 Account Activity                          8
 Dividends                                 8
 Capital Gains                             8
 Redeeming Shares                          8
 By Telephone                              9
 By Mail                                   9
 Accounts with Low Balances                9
 Shareholder Information                   9
 Voting Rights                             9
 Tax Information                           9
 Federal Income Tax                        9
 State and Local Taxes                    10
 Performance Information                  10
 Financial Statements                     11
 Report of Independent Public Accountants 24

                                        SUMMARY OF FUND EXPENSES

                                     SHAREHOLDER TRANSACTION EXPENSES
            Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Chare Imposed on Reinvested Dividiends (as a percentage of offering price) None Contingent Deferred Sales Charge (as a percentage original or proceeds, as applicable) None Redemption Fee (as a percentage of amount redeemed, if applicable) None Exchange Fee None

                                      ANNUAL OPERATING EXPENSES
                                (As a percentage of average net assets)
 Management Fee (after waiver)(1)                                                                 0.34%
 12b-1 Fee                                                                                         None
 Total Other Expenses                                                                             0.23%
      Shareholder Services (after waiver)(2)                                              0.66%
 Total Operating Expenses(3)                                                                      0.57%

(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 0.82% absent the voluntary waivers of portions of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in the Fund" and "Intermediate Municipal Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of period.

 1 Year       $ 6
 3 Years      $18
 5 Years      $32
 10 Years     $71

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 24.

                                                           YEAR ENDED MAY 31,
                             1998      1997     1996     1995    1994     1993     1992     1991    1990    1989
 NET ASSET VALUE,           $10.50   $10.41   $10.55   $10.52   $10.74   $10.31   $10.09   $ 9.84  $ 9.81  $ 9.81
 BEGINNING OF PERIOD
 INCOME FROM INVESTMENT
 OPERATIONS
   Net investment income      0.53     0.53     0.53     0.54     0.52     0.56     0.59     0.63    0.64    0.64
   Net realized and           0.19     0.09    (0.14)    0.03    (0.22)    0.43     0.22     0.25    0.03      --
   unrealized gain (loss)
   on investments
   Total from investment      0.72     0.62     0.39     0.57     0.30     0.99     0.81     0.88    0.67    0.64
   operations
 LESS DISTRIBUTIONS
   Distributions from net    (0.53)   (0.53)   (0.53)   (0.54)   (0.52)   (0.56)   (0.59)   (0.63)  (0.64)  (0.64)
   investment income
 NET ASSET VALUE, END OF    $10.69   $10.50   $10.41   $10.55   $10.52   $10.74   $10.31   $10.09  $ 9.84  $ 9.81
 PERIOD
 TOTAL RETURN(A)              6.98%    6.11%    3.78%    5.67%    2.79%    9.80%    8.19%    9.22%   7.02%   6.77%
 RATIOS TO AVERAGE NET
 ASSETS
   Expenses                   0.57%    0.57%    0.57%    0.59%    0.61%    0.48%    0.47%    0.49%   0.50%   0.48%
   Net investment income      4.97%    5.09%    5.05%    5.23%    4.82%    5.27%    5.73%    6.32%   6.49%   6.56%
   Expense                    0.25%    0.26%    0.24%    0.00%    0.01%    0.14%    0.22%    0.30%   0.38%   0.39%
   waiver/reimbursement(b)
 SUPPLEMENTAL DATA
   Net assets, end of     $224,582 $232,506 $218,398 $229,285 $302,663 $263,283 $173,702 $116,577 $95,738 $82,211
   period (000 omitted)
   Portfolio turnover           35%      33%      19%      11%       7%       3%       9%      43%     14%     25%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated May 31, 1985. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes.

Shares of the Fund are sold primarily to retail and private banking customers of financial institutions and to accounts for which financial institutions act in a fiduciary, advisory, agency, custodial, or similar capacity as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of municipal securities. Shares are also designed for funds held by savings and other institutions, corporations, trusts, brokers, investment counselors and insurance companies. A minimum initial investment of $25,000 over a 90-day period is required. The Fund may not be a suitable investment for retirement plans since it invests in municipal securities.

Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

YEAR 2000 STATEMENT

Like other mutual funds and business organizations worldwide, the Fund's service providers (among them, the adviser, distributor, administrator, and transfer agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Fund and its service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and believe that systems will be year 2000 compliant when required. Analysis continues regarding the financial impact of instituting a year 2000 compliant program on the Fund's operations.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income exempt from federal regular income tax. Interest income of the Fund that is exempt from federal income tax retains its tax-free status when distributed to the Fund's shareholders. The Fund pursues this investment objective by investing at least 80% of its net assets in a diversified portfolio of municipal securities with a dollar-weighted average portfolio maturity of not less than three or more than ten years. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective and the policy stated above cannot be changed without approval of shareholders.

INVESTMENT POLICIES

The investment policies described below may be changed by the Board of Trustees (the "Trustees") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS

The municipal securities in which the Fund invests are:

   * debt obligations, including industrial development bonds, issued by or on behalf of any state, territory, or possession of the United States, including the District of Columbia, or any political subdivision of any of these; and
   * participation interests, as described below, in any of the above obligations, the interest from which is, in the opinion of bond counsel for the issuers or in the opinion of officers of the Fund and/or the investment adviser to the Fund, exempt from federal regular income tax.

The prices of fixed income securities fluctuate inversely to the direction of interest rates.

AVERAGE MATURITY

The dollar-weighted average portfolio maturity of the Fund's portfolio of municipal securities will not be less than three years or more than ten years. For purposes of determining the dollar-weighted average portfolio maturity of the Fund's portfolio, the maturity of a municipal security will be its ultimate maturity, unless it is probable that the issuer of the security will take advantage of maturity-shortening devices such as a call, refunding, or redemption provision, in which case the maturity date will be the date on which it is probable that the security will be called, refunded, or redeemed. If the municipal security includes the right to demand payment, the maturity of the security for purposes of determining the Fund's dollar-weighted average portfolio maturity will be the period remaining until the principal amount of the security can be recovered by exercising the right to demand payment.

CHARACTERISTICS

The municipal securities in which the Fund invests are:

   * rated within the four highest ratings for municipal securities by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, or Baa) or by Standard & Poor's ("S&P") and Fitch IBCA, Inc. ("Fitch") (AAA, AA, A, or
     BBB)--securities rated "Baa" by Moody's or "BBB" by S&P or Fitch have speculative characteristics;
   * guaranteed at the time of purchase by the U.S. government as to the payment of principal and interest;
   * fully collateralized by an escrow of U.S. government securities or other securities acceptable to the Fund's investment adviser;
   * rated at the time of purchase within Moody's highest short-term municipal obligation rating (MIG1/VMIG1) or Moody's highest municipal commercial paper rating (PRIME-1), or S&P's highest municipal commercial paper rating (SP-1);
   * unrated if, at the time of purchase, other municipal securities of that issuer are rated A or better by Moody's or S&P; or
   * unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Fund's investment adviser.

Changes in economic or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated securities.

Downgraded securities will be evaluated on a case by case basis by the investment adviser. The investment adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold.

A description of the rating categories is contained in the Appendix to the Statement of Additional Information.

PARTICIPATION INTERESTS

The Fund may purchase participation interests from financial institutions such as commercial banks, savings associations, and insurance companies. These participation interests give the Fund an undivided interest in one or more underlying municipal securities. The financial institutions from which the Fund purchases participation interests frequently provide or obtain irrevocable letters of credit or guarantees to attempt to assure that the participation interests are of high quality. The Trustees of the Fund will determine whether participation interests meet the prescribed quality standards for the Fund.

VARIABLE RATE MUNICIPAL SECURITIES

Some of the municipal securities which the Fund purchases may have variable interest rates. Variable interest rates are ordinarily stated as a percentage of a published interest rate, interest rate index, or some similar standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates are adjusted on a periodic basis, e.g., every 30 days. The Fund will consider this adjustment period to be the maturity of the security for purposes of determining the weighted average maturity of the portfolio.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase and sell municipal securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

INVERSE FLOATERS

The Fund may invest in securities known as "inverse floaters" which represent interests in municipal securities. The Fund intends to purchase inverse floaters to assist in pursuing its investment objective. These obligations pay interest rates that vary inversely with changes in the interest rates of specified short-term municipal securities or an index of short-term municipal securities. The interest rates on inverse floaters will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Inverse floaters will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floaters will generally be more volatile than the market values of fixed-rate municipal securities. Typically, the portion of the portfolio invested in inverse floaters will be subject to additional volatility.

FINANCIAL FUTURES

The Fund may purchase and sell interest rate and index financial futures contracts. These financial futures contracts may be used to hedge all or a portion of its portfolio against changes in the market value of portfolio securities and interest rates, provide additional liquidity, and accomplish its current strategies in a more expeditious fashion. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

As a matter of investment policy, which may be changed without shareholder approval, the Fund may not purchase or sell futures contracts if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of municipal securities, cash or cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position.

RISKS

When the Fund uses financial futures, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract. It is not certain that a secondary market for positions in futures contracts will exist at all times. Although the investment adviser will consider liquidity before entering into futures transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract at any particular time. The Fund's ability to establish and close out futures positions depends on this secondary market.

TEMPORARY INVESTMENT

From time to time on a temporary basis, or when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in short-term temporary investments which may or may not be exempt from federal income tax. Temporary investments include: tax-exempt variable and floating rate demand notes; tax-free commercial paper; other temporary municipal securities; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; other debt securities; commercial paper; certificates of deposit of domestic branches of U.S. banks; and repurchase agreements (arrangements in which the organization selling the Fund a security agrees at the time of sale to repurchase it at a mutually agreed upon time and price).

There are no rating requirements applicable to temporary investments with the exception of temporary municipal securities which are subject to the same rating requirements as all other municipal securities in which the Fund invests. However, the investment adviser will limit temporary investments to those it considers to be of comparable quality to the acceptable investments of the Fund.

Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax.

MUNICIPAL SECURITIES

Municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Yields on municipal securities depend on a variety of factors, including: the general conditions of the municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due.

INVESTMENT LIMITATIONS

The Fund will not:

   * borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;
   * invest more than 5% of its total assets in purchases of industrial development bonds, the principal and interest of which are paid by a company which has an operating history of less than three years; or
   * with respect to securities comprising 75% of its assets, invest more than 5% of its total assets in securities of one issuer (except cash and cash items, and U.S. government obligations).

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not:

   * invest more than 15% of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice, and restricted securities determined by the Trustees to be illiquid.

INTERMEDIATE MUNICIPAL TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES

The adviser receives an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. Also, the adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. It is a subsidiary of Federated Investors, Inc. All of the Class A (voting) shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Director of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Director of Federated Investors, Inc.

Federated Management and other subsidiaries of Federated Investors, Inc. serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors, Inc. is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees and could result in severe penalties.

PORTFOLIO MANAGER'S BACKGROUND

J. Scott Albrecht has been the Fund's portfolio manager since July 1995. Mr. Albrecht joined Federated Investors, Inc. or its predecessor in 1989 and has been a Vice President of the Fund's investment adviser since 1994. From 1992 to 1994, Mr. Albrecht served as an Assistant Vice President of the Fund's investment adviser. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Mary Jo Ochson has been the Fund's portfolio manager since July 1997. Ms. Ochson joined Federated Investors, Inc. or its predecessor in 1982 and has been a Senior Vice President of the Fund's investment adviser since January 1996. From 1988 through 1995, Ms. Ochson served as a Vice President of the Fund's investment adviser. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors, Inc.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. as specified below:

 MAXIMUM         AVERAGE AGGREGATE
   FEE            DAILY NET ASSETS
 0.150%      on the first $250 million
 0.125%       on the next $250 million
 0.100%       on the next $250 million
 0.075% on assets in excess of $750 million
The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, Inc., under which the Fund may make payments up to 0.25% of the average daily net asset value of the Fund shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

NET ASSET VALUE

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of all securities and other assets, less liabilities, by the number of shares outstanding.

INVESTING IN THE FUND

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or mail.

To purchase shares, open an account by calling Federated Securities Corp. and obtain a master account number. Information needed to establish the account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

BY WIRE

To purchase shares by Federal Reserve wire, call the Fund before 1:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts;
Attention: EDGEWIRE; For Credit to: Federated Intermediate Municipal Trust; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase shares by mail, send a check made payable to Federated Intermediate Municipal Trust to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted by State Street Bank and Trust Company ("State Street Bank") into federal funds. This is normally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund is $25,000, plus any financial intermediary fee, if applicable. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. The minimum investment for an institutional investor will be calculated by combining all accounts it maintains with the Fund. Accounts established through a financial intermediary may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase shares through a financial intermediary may be charged a service fee by that financial intermediary.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

ACCOUNT ACTIVITY

Shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS

Dividends are declared daily and paid monthly to all shareholders invested in the Fund on the record date. Dividends are declared just prior to determining net asset value. Shares purchased by wire begin earning dividends on the business day after the order is received. Shares purchased by check begin earning dividends on the business day after the check is converted, upon instruction of the transfer agent, into federal funds. Dividends are automatically reinvested on payment dates at the ex-dividend date net asset value in additional shares of the Fund unless cash payments are requested by contacting the Fund.

CAPITAL GAINS

Distributions of net realized long-term capital gains realized by the Fund, if any, will be made at least once every twelve months.

REDEEMING SHARES

The Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Investors who redeem shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemption requests must be received in proper form and can be made by telephone request or by written request.

BY TELEPHONE

Shareholders may redeem their shares by telephoning the Fund before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. It is recommended that investors request this privilege at the time of their initial application. If not completed at the time of initial application, authorization forms and information on this service can be obtained through Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "By Mail," should be considered.

BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Federated Intermediate Municipal Trust; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder of record if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular Fund, only shares of that Fund are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, dividends representing net interest earned on some municipal bonds are included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

The alternative minimum tax, up to 28% of alternative minimum taxable income for individuals and 20% for corporations, applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Interest on certain "private activity" bonds issued after August 7, 1986, is treated as a tax preference item for both individuals and corporations. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons, and other public facilities, private activity bonds provide benefits to private parties. The Fund may purchase all types of municipal bonds, including private activity bonds. Thus, while the Fund has no present intention of purchasing any private activity bonds, should it purchase any such bonds, a portion of the Fund's dividends may be treated as a tax preference item.

In addition, in the case of a corporate shareholder, dividends of the Fund which represent interest on municipal bonds may be subject to the 20% corporate alternative minimum tax because the dividends are included in a corporation's "adjusted current earnings." The corporate alternative minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item. "Adjusted current earnings" is based upon the concept of a corporation's "earnings and profits." Since "earnings and profits" generally includes the full amount of any Fund dividend, and alternative minimum taxable income does not include the portion of the Fund's dividend attributable to municipal bonds which are not private activity bonds, the difference will be included in the calculation of the corporation's alternative minimum tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

STATE AND LOCAL TAXES

Because interest received by the Fund may not be exempt from all state and local income taxes, shareholders may be required to pay state and local taxes on dividends received from the Fund. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return, yield, and tax-equivalent yield.

Total return represents the change, over a specific period of time, in the value of an investment in the Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and the tax-equivalent yield do not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

PORTFOLIO OF INVESTMENTS

FEDERATED INTERMEDIATE MUNICIPAL TRUST

MAY 31, 1998

     PRINCIPAL                                                        CREDIT
       AMOUNT                                                         RATING*             VALUE
 (A)LONG-TERM MUNICIPALS--99.3%
 ALABAMA--0.7%
 $         1,500,000 Alabama Water PCA, PCR Bonds, 6.35% (AMBAC INS),   AAA          $    1,603,725
                     8/15/2001
 ALASKA--4.4%
           7,000,000 Alaska State Housing Finance Corp., General        AAA               7,291,200
                     Mortgage Revenue Bonds (Series A), 5.65% (MBIA
                     INS), 12/1/2012
           2,500,000 Alaska State Housing Finance Corp., Mortgage       AAA               2,562,150
                     Revenue Bonds (Series 1997 A-1), 5.50% (Original
                     Issue Yield: 5.531%), 12/1/2017
                       TOTAL                                                              9,853,350
 ARIZONA--2.1%
           1,090,000 Show Low, AZ Industrial Development Authority,      A                1,103,625
                     Hospital Revenue Bonds, Series 1998A, 5.25%
                     (Navapache Regional Medical Center)/(American
                     Capital Access INS)/ (Original Issue Yield:
                     5.30%), 12/1/2010
           1,170,000 Show Low, AZ Industrial Development Authority,      A                1,185,795
                     Hospital Revenue Bonds, Series 1998A, 5.30%
                     (Navapache Regional Medical Center)/(American
                     Capital Access INS)/ (Original Issue Yield:
                     5.35%), 12/1/2011
           1,180,000 Show Low, AZ Industrial Development Authority,      A                1,196,685
                     Hospital Revenue Bonds, Series 1998A, 5.375%
                     (Navapache Regional Medical Center)/(American
                     Capital Access INS)/ (Original Issue Yield:
                     5.40%), 12/1/2012
           1,240,000 Show Low, AZ Industrial Development Authority,      A                1,252,189
                     Hospital Revenue Bonds, Series 1998A, 5.375%
                     (Navapache Regional Medical Center)/(American
                     Capital Access INS)/ (Original Issue Yield:
                     5.45%), 12/1/2013
                       TOTAL                                                              4,738,294
 CALIFORNIA--1.7%
           1,700,000 California PCFA, (1996 Series C) Daily VRDNs       A-1+              1,700,000
                     (Pacific Gas & Electric Co.)/(Bank of America NT
                     and SA, San Francisco LOC)
           1,875,000 Los Angeles, CA Department of Water & Power,        A+               2,135,156
                     Electric Plant Revenue Bonds, 2nd Issue, 9.00%,
                     6/1/2001
                       TOTAL                                                              3,835,156
 COLORADO--0.9%
           1,000,000 Colorado HFA, Single Family Mortgage Revenue       Aa2               1,113,130
                     Bonds (Series 1997C-3), 6.75%, 5/1/2017
           1,000,000 Highlands Ranch Metropolitan District No. 3, CO,    A                1,001,370
                     UT GO Refunding Bonds, Series B, 5.125%
                     (American Capital Access INS)/(Original Issue
                     Yield: 5.235%), 12/1/2012
                       TOTAL                                                              2,114,500
 FLORIDA--2.9%
           2,000,000 Florida State Board of Education Administration,   AA+               2,129,740
                     UT GO Capital Outlay Bonds (Series C), 6.25%
                     (Florida State), 6/1/2001

 FEDERATED INTERMEDIATE MUNICIPAL TRUST

     PRINCIPAL                                                        CREDIT
       AMOUNT                                                         RATING*         VALUE
 (A)LONG-TERM MUNICIPALS--CONTINUED
 FLORIDA--CONTINUED
 $         3,000,000 Florida State Board of Education Administration,   AA+          $    3,174,420
                     UT GO Capital Outlay Bonds, 6.00% (Florida
                     State), 6/1/2001
           1,000,000 Lee County, FL HFA, Single Family Mortgage         Aaa               1,106,040
                     Revenue Bonds (Series 1998A-2), 6.30% (GNMA
                     Collateralized Home Mortgage Program COL),
                     3/1/2029
                       TOTAL                                                              6,410,200
 GEORGIA--3.8%
           2,000,000 Georgia Municipal Electric Authority, Revenue       A                2,077,400
                     Bonds (Series U), 6.50%, 1/1/2000
           1,000,000 Georgia Municipal Electric Authority, Revenue       A                1,062,030
                     Bonds (Series U), 6.60%, 1/1/2001
           5,000,000 Georgia State, UT GO Bonds (Series A), 7.70%,      AAA               5,468,400
                     2/1/2001
                       TOTAL                                                              8,607,830
 HAWAII--4.3%
           5,000,000 Hawaii State, UT GO Bonds (Series BT), 8.00%,       A+               5,480,000
                     2/1/2001
           1,000,000 Hawaii State, UT GO Bonds (Series BU), 5.85%        A+               1,054,660
                     (Original Issue Yield: 5.95%), 11/1/2001
           3,000,000 Honolulu, HI City & County, UT GO Bonds (Series     AA               3,201,330
                     A), 6.30% (Original Issue Yield: 6.40%),
                     8/1/2001
                       TOTAL                                                              9,735,990
 IDAHO--0.8%
           1,100,000 Idaho Housing Agency, SFM Revenue Bonds, Series     AA               1,107,436
                     D-2 Mezzanine Bonds, 5.50%, 7/1/2018
             775,000 Idaho Housing Agency, SFM Revenue Bonds, Series     A+                 785,044
                     D-2 Subordinate Bonds, 5.25%, 7/1/2011
                       TOTAL                                                              1,892,480
 ILLINOIS--6.6%
           3,000,000 Du Page, IL Water Commission, UT GO Bonds,         AA+               3,200,400
                     6.05%, 3/1/2002
           2,290,000 Illinois Health Facilities Authority, Revenue       A-               2,394,493
                     Bonds (Series 1998), 5.50% (Centegra Health
                     System), 9/1/2009
           3,800,000 Illinois Health Facilities Authority, Revenue       AA               4,026,860
                     Refunding Bonds (Series A), 5.70% (Advocate
                     Health Care Network)/(Original Issue Yield:
                     5.75%), 8/15/2011
           3,000,000 Illinois Municipal Electric Agency, Power Supply   AAA               3,166,110
                     System Revenue Bonds (Series A), 6.20% (AMBAC
                     INS), 2/1/2001
           2,000,000 University of Illinois, Auxiliary Facilities       AA-               2,126,380
                     Revenue Bonds, 6.40% (Original Issue Yield:
                     6.45%), 4/1/2001
                       TOTAL                                                             14,914,243
 INDIANA--2.9%
           1,400,000 Indiana Health Facilty Financing Authority,         A                1,391,390
                     Hospital Revenue Refunding Bonds, 5.25% (Floyd
                     Memorial Hospital, IN)/(Original Issue Yield:
                     5.45%), 2/15/2018

 FEDERATED INTERMEDIATE MUNICIPAL TRUST

     PRINCIPAL                                                        CREDIT
       AMOUNT                                                         RATING*         VALUE
 (A)LONG-TERM MUNICIPALS--CONTINUED
 INDIANA--CONTINUED
 $         4,800,000 Indiana Health Facilty Financing Authority,         AA           $   5,055,840
                     Hospital Revenue Bonds (Series 1996A), 5.50%
                     (Clarian Health Partners, Inc.)/(Original Issue
                     Yield: 5.65%), 2/15/2010
                       TOTAL                                                              6,447,230
 IOWA--0.9%
           2,000,000 Iowa Finance Authority, Hospital Facilities        AAA               2,020,580
                     Revenue Bonds (Series 1998A), 5.125% (Iowa
                     Health System)/(MBIA INS)/(Original Issue Yield:
                     5.15%), 7/1/2013
 KANSAS--1.5%
           2,000,000 Sedgwick & Shawnee Counties, KS, Single Family     Aaa               2,248,000
                     Mortgage Revenue Bonds (Series 1997A-2), 5.50%
                     (GNMA Collateralized Home Mortgage Program COL),
                     6/1/2029
           1,000,000 Sedgwick County, KS, Single Family Mortgage        Aaa               1,081,220
                     Revenue Bonds (Series 1997A-2), 6.50% (GNMA
                     Collateralized Home Mortgage Program COL),
                     12/1/2016
                       TOTAL                                                              3,329,220
 LOUISIANA--0.9%
           2,100,000 Louisiana HFA, Single Family Mortgage Revenue      Aaa               2,119,446
                     Bonds (Series 1998A), 5.65% (GNMA Collateralized
                     Home Mortgage Program COL), 12/1/2029
 MAINE--1.4%
           3,000,000 Maine Municipal Bond Bank, Revenue Bonds (Series   AAA               3,073,590
                     1997D), 5.35% (AMBAC INS), 11/1/2017
 MICHIGAN--7.3%
           1,785,000 Kent County, MI, Airport Revenue Bonds (Series     AAA               1,741,410
                     1998), 4.90% (Kent County International
                     Airport)/(MBIA INS)/(Original Issue Yield:
                     4.93%), 1/1/2014
           2,000,000 Michigan State Building Authority, Revenue Bonds   AAA               2,103,060
                     (Series II), 6.25% (AMBAC INS)/ (Original Issue
                     Yield: 6.35%), 10/1/2000
           1,825,000 Michigan State Hospital Finance Authority,          A3               1,829,234
                     Hospital Revenue & Refunding Bonds (Series
                     1998A), 5.30% (Hackley Hospital Obligated
                     Group), 5/1/2013
           3,705,000 Michigan State Housing Development Authority,      AAA               3,949,789
                     (Series B) Rental Housing Revenue Bonds, 5.65%
                     (MBIA INS), 10/1/2007
           3,605,000 Michigan State Housing Development Authority,      AAA               3,839,397
                     (Series B) Rental Housing Revenue Bonds, 5.65%
                     (MBIA INS), 4/1/2007
           2,000,000 Petoskey, MI Hospital Finance Authority, Limited   AAA               1,952,400
                     Obligation Revenue & Refunding Bonds, 5.00%
                     (Northern Michigan Hospital Obligated
                     Group)/(MBIA INS)/(Original Issue Yield: 5.22%),
                     11/15/2018
           1,000,000 Royal Oak, MI Hospital Finance Authority,          AAA               1,057,240
                     Revenue Refunding Bonds, 7.40% (William Beaumont
                     Hospital, MI), 1/1/2000
                       TOTAL                                                             16,472,530
 MISSISSIPPI--0.8%
           1,700,000 Jackson County, MS Port Facility Daily VRDNs       P-1               1,700,000
                     (Chevron U.S.A., Inc.)

 FEDERATED INTERMEDIATE MUNICIPAL TRUST

     PRINCIPAL                                                        CREDIT
       AMOUNT                                                         RATING*         VALUE
 (A)LONG-TERM MUNICIPALS--CONTINUED
 MISSOURI--5.6%
 $         5,000,000 Missouri State HEFA, Health Facilities Revenue      AA          $    5,479,800
                     Bonds (Series A), 6.00% (BJC Health System,
                     MO)/(Original Issue Yield: 6.05%), 5/15/2005
           5,000,000 Missouri State HEFA, Health Facilities Revenue      AA               5,475,650
                     Bonds (Series A), 6.10% (BJC Health System,
                     MO)/(Original Issue Yield: 6.15%), 5/15/2006
           1,500,000 Missouri State Housing Development Commission,     AAA               1,507,245
                     Single Family Mortgage Loan Revenue Bonds
                     (Series 1998B), 5.20%, 9/1/2012
                       TOTAL                                                             12,462,695
 NEVADA--1.4%
           1,000,000 Clark County, NV School District, LT GO Bonds      AAA               1,109,090
                     (Series A), 9.75% (MBIA INS), 6/1/2000
           2,000,000 Reno, NV, Hospital Revenue Bonds (Series 1998A),   AAA               1,945,800
                     5.00% (St. Mary's Regional Medical Center)/(MBIA
                     INS)/(Original Issue Yield: 5.24%), 5/15/2018
                       TOTAL                                                              3,054,890
 NEW HAMPSHIRE--2.9%
           2,805,000 New Hampshire Higher Educational & Health           A                2,779,839
                     Facilities Authority, Revenue Bonds (Series
                     1998), 5.125% (Franklin Pierce
                     College)/(American Capital Access INS)/
                     (Original Issue Yield: 5.25%), 10/1/2013
           1,000,000 New Hampshire Higher Educational & Health           A                  998,690
                     Facilities Authority, Revenue Bonds (Series
                     1998), 5.25% (Franklin Pierce College)/(American
                     Capital Access INS)/ (Original Issue Yield:
                     5.42%), 10/1/2018
           2,555,000 New Hampshire State, UT GO Bonds (Series A),       AA+               2,730,580
                     6.40%, 6/15/2001
                       TOTAL                                                              6,509,109
 NEW YORK--5.0%
           3,000,000 New York City, NY, UT GO Bonds (Series E), 5.30%   AAA               3,164,880
                     (FGIC INS)/(Original Issue Yield: 5.40%),
                     8/1/2009
           2,500,000 New York State Environmental Facilities Corp.,      A-               2,752,200
                     State Water Pollution Control Bonds (Series
                     1994E), 6.15% (Original Issue Yield: 6.25%),
                     6/15/2004
           4,000,000 New York State Thruway Authority, Highway &        AAA               4,303,520
                     Bridge Fund Revenue Bonds (Series B), 5.625%
                     (FGIC INS)/(Original Issue Yield: 5.75%),
                     4/1/2005
           1,000,000 Triborough Bridge & Tunnel Authority, NY,           A+               1,064,410
                     Revenue Bonds (Series S), 6.625% (Original Issue
                     Yield: 6.70%), 1/1/2001
                       TOTAL                                                             11,285,010
 NORTH CAROLINA--6.0%
           2,080,000 Charlotte-Mecklenburg Hospital Authority, NC,       AA               2,205,112
                     Refunding Revenue Bonds, 5.90% (Original Issue
                     Yield: 5.95%), 1/1/2002
           1,275,000 Charlotte-Mecklenburg Hospital Authority, NC,       AA               1,351,908
                     Refunding Revenue Bonds, 5.90% (Original Issue
                     Yield: 5.95%), 1/1/2002
           2,000,000 North Carolina Municipal Power Agency No. 1,        A-               2,147,720
                     Catawba Electric Revenue Refunding Bonds, 6.00%
                     (Original Issue Yield: 6.05%), 1/1/2004

 FEDERATED INTERMEDIATE MUNICIPAL TRUST

     PRINCIPAL                                                        CREDIT
       AMOUNT                                                         RATING*            VALUE
 (A)LONG-TERM MUNICIPALS--CONTINUED
 NORTH CAROLINA--CONTINUED
 $         2,000,000 North Carolina Municipal Power Agency No. 1,        A-           $   2,345,320
                     Catawba Electric Revenue Refunding Bonds, 7.25%,
                     1/1/2007
           5,400,000 Person County, NC Industrial Facilities &          P-1               5,400,000
                     Pollution Control Financing Authority Daily
                     VRDNs (Carolina Power & Light Co.)/(SunTrust
                     Bank, Atlanta LOC)
                       TOTAL                                                             13,450,060
 NORTH DAKOTA--0.5%
           1,100,000 Grand Forks, ND, Health Care System Revenue        AAA               1,146,827
                     Bonds (Series 1997), 5.40% (Altru Health System
                     Obligated Group)/(MBIA INS)/(Original Issue
                     Yield: 5.50%), 8/15/2011
 OHIO--3.6%
           3,195,000 Lucas County, OH, Hospital Revenue Refunding       AAA               3,464,754
                     Bonds (Series 1996), 5.50% (ProMedica Healthcare
                     Obligated Group)/(MBIA INS)/(Original Issue
                     Yield: 5.75%), 11/15/2008
           2,840,000 Lucas County, OH, Hospital Revenue Refunding       AAA               3,179,181
                     Bonds (Series 1996), 6.00% (ProMedica Healthcare
                     Obligated Group)/(MBIA INS), 11/15/2007
           1,400,000 Montgomery County, OH Health Facilities            AAA               1,484,854
                     Authority, Revenue Bonds (Series A), 6.20%
                     (Sisters of Charity Health Care System)/(MBIA
                     INS)/(Original Issue Yield: 6.30%), 5/15/2001
                       TOTAL                                                              8,128,789
 PENNSYLVANIA--6.6%
             800,000 New Castle, PA Area Hospital Authority, (Series    AAA                 800,000
                     1996) Weekly VRDNs (Jameson Memorial
                     Hospital)/(FSA INS)/(PNC Bank, N.A. LIQ)
           1,500,000 Pennsylvania Infrastructure Investment             AA+               1,591,770
                     Authority, Revenue Bonds, 6.15% (Pennvest),
                     9/1/2001
           3,000,000 Pennsylvania State Higher Education Facilities     AAA               3,214,410
                     Authority, Health Services Revenue Bonds (Series
                     A), 5.50% (Allegheny Delaware Valley Obligated
                     Group)/(MBIA INS)/ (Original Issue Yield:
                     5.60%), 11/15/2008
           4,000,000 Pennsylvania State Higher Education Facilities      AA               4,261,840
                     Authority, Refunding Revenue Bonds (Series A),
                     5.50% (University of Pennsylvania)/(Original
                     Issue Yield: 5.55%), 1/1/2009
           5,000,000 Philadelphia, PA Hospitals & Higher Education      AA-               5,011,050
                     Facilities Authority, Health System Revenue
                     Bonds (Series 1997A), 5.00% (Jefferson Health
                     System)/(Original Issue Yield: 5.40%), 5/15/2012
                       TOTAL                                                             14,879,070
 PUERTO RICO--0.5%
           1,100,000 Government Development Bank for Puerto Rico         AA               1,100,000
                     (GDB) Weekly VRDNs (MBIA INS)/ (Credit Suisse
                     First Boston LIQ)
 SOUTH CAROLINA--2.0%
           4,270,000 Columbia, SC Waterworks & Sewer System, Revenue     AA               4,529,232
                     Bonds, 6.40% (Original Issue Yield: 6.45%),
                     2/1/2001

FEDERATED INTERMEDIATE MUNICIPAL TRUST

     PRINCIPAL                                                        CREDIT
       AMOUNT                                                         RATING*             VALUE
 (A)LONG-TERM MUNICIPALS--CONTINUED
 TEXAS--14.6%
 $         4,000,000 Garland, TX, LT GO Bonds, 5.80% (Original Issue     AA           $   4,217,160
                     Yield: 5.90%), 8/15/2001
           2,000,000 Harris County, TX HFDC, Hospital Revenue Bonds     A-1+              2,000,000
                     (Series 1997) Daily VRDNs (Methodist Hospital,
                     Harris County, TX)
           2,850,000 Harrison County, TX Health Facilities               A                2,886,423
                     Development Corp., Hospital Revenue Bonds
                     (Series 1998), 5.50% (Marshall Regional Medical
                     Center)/(American Capital Access INS)/(Original
                     Issue Yield: 5.52%), 1/1/2018
           4,500,000 Houston, TX Independent School District, LT GO     AAA               4,914,225
                     Bonds, 8.375% (PSFG GTD), 8/15/2000
           1,475,000 San Antonio, TX, UT GO General Improvement          AA               1,617,190
                     Bonds, 8.625%, 8/1/2000
           6,370,000 Socorro, TX Independent School District, UT GO     Aaa               6,783,604
                     Refunding Bonds (Series A), 6.25% (PSFG
                     GTD)/(Original Issue Yield: 6.30%), 8/15/2001
           3,760,000 Texas State Department of Housing & Community      AAA               3,854,489
                     Affairs, Single Family Mortgage Revenue Bonds
                     (Series B), 5.45% (MBIA INS), 3/1/2019
           6,000,000 Texas Water Development Board, State Revolving     AAA               6,388,080
                     Fund Sr. Lien Revenue Bonds, 5.80% (Original
                     Issue Yield: 5.90%), 7/15/2002
                       TOTAL                                                             32,661,171
 WASHINGTON--6.7%
           1,020,000 Seattle, WA, LT GO Refunding Bonds, 6.00%          AA+               1,086,749
                     (Original Issue Yield: 6.10%), 3/1/2002
           1,500,000 Tacoma, WA Sewer Authority, Revenue Refunding      AAA               1,627,665
                     Bonds (Series B), 5.70% (FGIC INS)/(Original
                     Issue Yield: 5.85%), 12/1/2005
           4,500,000 Washington Health Care Facilities Authority,       AAA               4,730,490
                     Revenue Bonds (Series 1996), 5.375% (Kadlec
                     Medical Center, Richland)/(AMBAC INS)/(Original
                     Issue Yield: 5.63%), 12/1/2010
           2,335,000 Washington Health Care Facilities Authority,        AA               2,342,122
                     Revenue Bonds, 5.25% (Highline Community
                     Hospital)/(Asset Guaranty INS)/(Original Issue
                     Yield: 5.30%), 8/15/2017
           5,000,000 Washington State Public Power Supply System,       AA-               5,252,450
                     (Nuclear Project No. 3) Refunding & Revenue
                     Bonds (Series B), 5.70% (Original Issue Yield:
                     5.793%), 7/1/2010
                       TOTAL                                                             15,039,476
                       TOTAL INVESTMENTS (IDENTIFIED COST
                           $212,436,467)(B)                                           $ 223,114,693

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

(a) At May 31, 1998, 6.1% of the total investments at market value were subject to alternative minimum tax.

(b) The cost of investments for federal tax purposes amounts to $212,436,467. The net unrealized appreciation of investments on a federal tax basis amounts to $10,678,226 which is comprised of $10,715,952 appreciation and $37,726 depreciation at May 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($224,582,193) at May 31, 1998.

The following acronyms are used throughout this portfolio:

AMBAC --American Municipal Bond Assurance Corporation COL --Collateralized FGIC --Financial Guaranty Insurance Company FSA --Financial Security Assurance GNMA --Government National Mortgage Association GO --General Obligation GTD --Guaranty HEFA --Health and Education Facilities Authority HFA --Housing Finance Authority HFDC --Health Facility Development Corporation INS --Insured LIQ --Liquidity Agreement LOC --Letter of Credit LT --Limited Tax MBIA --Municipal Bond Investors Assurance PCA --Pollution Control Authority PCR --Pollution Control Revenue PCFA --Pollution Control Finance Authority PSFG --Permanent School Fund Guarantee SFM --Single Family Mortgage UT --Unlimited Tax VRDNs --Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

FEDERATED INTERMEDIATE MUNICIPAL TRUST

MAY 31, 1998

 ASSETS:
 Total investments in securities, at value (identified and tax cost                   $ 223,114,693
 $212,436,467)
 Income receivable                                                                        3,523,154
 Receivable for shares sold                                                               1,002,289
   Total assets                                                                         227,640,136
 LIABILITIES:
 Payable for investments purchased                                    $ 1,831,986
 Payable for shares redeemed                                              412,497
 Income distribution payable                                              635,101
 Payable to Bank                                                          140,272
 Accrued expenses                                                          38,087
   Total liabilities                                                                      3,057,943
 Net Assets for 21,014,703 shares outstanding                                         $ 224,582,193
 NET ASSETS CONSIST OF:
 Paid in capital                                                                      $ 217,339,519
 Net unrealized appreciation of investments                                              10,678,226
 Accumulated net realized loss on investments                                            (3,435,552)
   Total Net Assets                                                                   $ 224,582,193
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $224,582,193 / 21,014,703 shares outstanding                                                $10.69

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS

FEDERATED INTERMEDIATE MUNICIPAL TRUST

YEAR ENDED MAY 31, 1998

 INVESTMENT INCOME:
 Interest                                                                              $ 12,156,662
 EXPENSES:
 Investment advisory fee                                                 $   878,186
 Administrative personnel and services fee                                   165,651
 Custodian fees                                                               18,184
 Transfer and dividend disbursing agent fees and expenses                     38,312
 Directors'/Trustees' fees                                                     8,719
 Auditing fees                                                                14,798
 Legal fees                                                                    2,930
 Portfolio accounting fees                                                    72,945
 Shareholder services fee                                                    548,866
 Share registration costs                                                     18,646
 Printing and postage                                                         19,929
 Insurance premiums                                                            3,547
 Taxes                                                                        11,375
 Miscellaneous                                                                 3,771
   Total expenses                                                          1,805,859
 Waivers and reimbursements--
   Waiver of investment advisory fee                        $ (139,532)
   Waiver of shareholder services fee                         (417,139)
     Total waivers                                                          (556,671)
       Net expenses                                                                       1,249,188
         Net investment income                                                           10,907,474
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                         2,288,603
 Net change in unrealized appreciation of investments                                     1,866,127
   Net realized and unrealized gain on investments                                        4,154,730
     Change in net assets resulting from operations                                    $ 15,062,204

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

FEDERATED INTERMEDIATE MUNICIPAL TRUST

                                                                          YEAR ENDED MAY 31,
                                                                        1998             1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                              $    10,907,474  $   11,103,558
 Net realized gain (loss) on investments ($2,288,603 net gain and         2,288,603       1,164,828
 $1,059,997 net gain, respectively, as computed for federal tax purposes)
 Net change in unrealized appreciation                                    1,866,127         866,681
   Change in net assets resulting from operations                        15,062,204      13,135,067
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                               (10,907,474)    (11,103,558)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                           142,380,191      85,279,237
 Net asset value of shares issued in conjunction with acquisition                --      10,040,690
 of The Starburst Municipal Income Fund
 Net asset value of shares issued to shareholders in payment of           2,674,464       2,403,307
 distributions declared
 Cost of shares redeemed                                               (157,132,987)    (85,642,824)
   Change in net assets resulting from share transactions               (12,078,332)     12,080,410
     Change in net assets                                                (7,923,602)     14,111,919
 NET ASSETS:
 Beginning of period                                                    232,505,795     218,393,876
 End of period                                                      $   224,582,193  $  232,505,795

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

FEDERATED INTERMEDIATE MUNICIPAL TRUST

MAY 31, 1998

ORGANIZATION

Intermediate Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of one portfolio. The financial statements included herein are only those of Federated Intermediate Municipal Trust (the "Fund"), a diversified portfolio. The investment objective of the Fund is to provide current income exempt from federal regular income tax.

On October 31, 1996, the Trust acquired all the net assets of The Starburst Municipal Income Fund pursuant to the plan of reorganization approved by The Starburst Municipal Income Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 955,346 shares of the Fund (valued at $10,040,690) for the 953,506 shares of The Starburst Municipal Income Fund outstanding on October 31, 1996. The Starburst Municipal Income Fund's net assets at that date ($10,072,849), including $218,574 of unrealized appreciation, at that date were combined with those of the Trust. The aggregate net assets of the Trust and The Starburst Municipal Income Fund immediately before acquisition were 209,160,976 and 10,072,849, respectively. Immediately after the acquisition, the combined aggregate net assets of the Trust were $219,201,666.

SIGNIFICANT

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At May 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $3,602,846, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

 EXPIRATION YEAR     EXPIRATION AMOUNT
      2004              $3,602,846

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

                                                                                Year Ended May 31,
                                                                                1998         1997
 Shares sold                                                                 13,361,560    8,181,651
 Shares issued in conjunction with acquisition of The Starburst                      --      955,346
 Municipal Income Fund
 Shares issued to shareholders in payment of distributions declared             250,950      228,984
 Shares redeemed                                                            (14,750,789)  (8,183,995)
   Net change resulting from share transactions                              (1,138,279)   1,181,986

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ Company maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

INTERFUND TRANSACTIONS

During the period ended May 31, 1998, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $128,580,000 and $109,480,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1998, were as follows:

PURCHASES                     $75,466,856
SALES                         $94,132,320


YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of INTERMEDIATE MUNICIPAL TRUST (Federated Intermediate Municipal Trust):

We have audited the accompanying statement of assets and liabilities of Federated Intermediate Municipal Trust (an investment portfolio of Intermediate Municipal Trust, a Massachusetts business trust), including the schedule of portfolio of investments, as of May 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights (see page 2 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1998, by correspondence with the custodian and brokers. As to confirmation replies not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Intermediate Municipal Trust, an investment portfolio of Intermediate Municipal Trust, as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP
Pittsburgh, Pennsylvania
July 7, 1998

[Graphic]

Federated Intermediate Municipal Trust

(A Portfolio of Intermediate Municipal Trust)

PROSPECTUS

JULY 31, 1998

A Diversified Portfolio of Intermediate Municipal Trust, an Open-End Management Investment Company

FEDERATED INTERMEDIATE MUNICIPAL TRUST
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222

Federated Securities Corp., Distributor

1-800-341-7400
www.federatedinvestors.com

Cusip 458810108
8061702A-IS (7/98)

[Graphic]



                     Federated Intermediate Municipal Trust
                  (A Portfolio of Intermediate Municipal Trust)


                       STATEMENT OF ADDITIONAL INFORMATION











This Statement of Additional Information should be read with the prospectus of Federated Intermediate Municipal Trust (the "Fund"), a portfolio of Intermediate Municipal Trust (the "Trust") dated July 31, 1998. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

Federated Intermediate Municipal Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
                          Statement dated July 31, 1998

Cusip 458810108
8061702B(7/98)

Table of Contents

General Information About the Fund       1

Investment Objective and Policies        1
  Acceptable Investments                 1
  When-Issued and Delayed
    Delivery Transactions                2
  Futures Transactions                   2
  Temporary Investments                  2
  Portfolio Turnover                     3
  Investment Limitations                 3

Intermediate Municipal Trust Management  6
  Fund Ownership                        10
  Trustees' Compensation                11
  Trustee Liability                     11

Investment Advisory Services            11
  Adviser to the Fund                   11
  Advisory Fees                          1

Other Services                          12
  Fund Administration                   12
  Custodian and Portfolio Accountant    12
  Transfer Agent                        12
  Independent Public Accountants        12

Shareholder Services                    12

Brokerage Transactions                  13

Purchasing Shares                       13
  Conversion to Federal Funds           13



Determining Net Asset Value             13
  Determining Value of Securities       13

Redeeming Shares                        13
  Redemption in Kind                    14

Exchanging Securities for Fund Shares   14
  Tax Consequences                      14

Massachusetts Partnership Law           14

Tax Status                              14
  The Fund's Tax Status                 14
  Shareholders' Tax Status              15

Total Return                            15

Yield                                   15

Tax-Equivalent Yield                    15

Performance Comparisons                 16
  Economic and Market Information       17

About Federated Investors, Inc.         17

Appendix                                19

General Information About the Fund
Intermediate Municipal Trust (the "Trust") was established as a Massachusetts business trust under a Declaration of Trust dated May 31, 1985. On September 1, 1993, the name of the Trust was changed from "Federated Intermediate Municipal Trust" to "Intermediate Municipal Trust." On December 19, 1994, the name of the Fund was changed from "Intermediate Municipal Trust" to "Federated Intermediate Municipal Trust."

Investment Objective and Policies
The Fund's investment objective is to provide current income exempt from federal regular income tax. The investment objective cannot be changed without approval of shareholders.

Acceptable Investments

The Fund invests at least 80% of its net assets in a diversified portfolio of municipal securities with an average weighted maturity of not less than three or more than ten years. The investment policy stated above cannot be changed without the approval of shareholders. The following investment policies may be changed without shareholder approval.

   CHARACTERISTICS

      The municipal securities in which the Fund invests have the characteristics set forth in the prospectus.

      A municipal security will be determined by the Fund's adviser to meet the quality standards established by the Trust's Board of Trustees (the "Trustees") if it is of comparable quality to municipal securities within the Fund's rating requirements. The Trustees consider the creditworthiness of the issuer of a municipal security, the issuer of a participation interest if the Fund has the right to demand payment from the issuer of the interest, or the guarantor of payment by either of those issuers. The Fund is not required to sell a municipal security if the security's rating is reduced below the required minimum subsequent to its purchase by the Fund. The investment adviser considers this event, however, in its determination of whether the Fund should continue to hold the security in its portfolio. If Moody's Investors Service, Inc., Standard & Poor's or Fitch IBCA, Inc. ratings change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.

   TYPES OF ACCEPTABLE INVESTMENTS

      Examples of municipal securities are:

      o municipal notes and tax-exempt commercial paper;

      o serial bonds sold with a series of maturity dates;

      o tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes;

      o bond anticipation notes sold in anticipation of the issuance of longer-term bonds;

      o pre-refunded municipal bonds refundable at a later date (payment of principal and interest on prerefunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities); or

      o general obligation bonds secured by a municipality's pledge of taxation.

   PARTICIPATION INTERESTS

      The financial institutions from which the Fund purchases participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give the Fund the right to demand payment on specified notice (normally within thirty days) from the issuer of the letter of credit or guarantee. These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased by the Fund. By purchasing participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and is also receiving the tax-free benefits of the underlying securities.

      In the acquisition of participation interests, the Fund's investment adviser will consider the following quality factors:

      o a high-quality underlying municipal security (of which the Trust takes possession); o a high-quality issuer of the participation interest; or
      o a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

   VARIABLE RATE MUNICIPAL SECURITIES

      Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations.

      Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

When-Issued and Delayed Delivery Transactions

These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund may engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of an amount up to 20% of the total value of its assets.

Futures Transactions

A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. In the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would agree to purchase securities in the future at a predetermined price (i.e., "go long") to hedge against a decline in market interest rates.

   "MARGIN" IN FUTURES TRANSACTIONS

      Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in liquid securities with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

      A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value ("NAV"), the Fund will mark-to-market its open futures positions.

Temporary Investments

The Fund may also invest in temporary investments, from time to time, for temporary defensive purposes. The Fund does not presently intend to invest in taxable temporary investments in the coming year. The Fund might invest in temporary investments:

  o while waiting to invest proceeds of sales of portfolio securities, although generally such proceeds will be invested in municipal securities as quickly as possible;

  o in anticipation of redemption requests; or

  o for temporary defensive purposes, in which case the Fund may invest more than 20% of the value of its net assets in cash or cash items, U.S. Treasury bills or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or repurchase agreements.

The Fund will not purchase temporary investments (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of the purchase, 25% or more of the value of its total assets would be invested in any one industry.

   REPURCHASE AGREEMENTS

      Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government or agency securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. The Fund or its custodian will take possession of the securities subject to repurchase agreements. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees. The Fund's adviser will also monitor the creditworthiness of the seller.

From time to time, such as when suitable municipal securities are not available, the Fund may invest a portion of its assets in cash. Any portion of the Fund's assets maintained in cash will reduce the amount of assets in municipal securities and thereby reduce the Fund's yield.

Portfolio Turnover

The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. During the fiscal years ended May 31, 1998 and 1997, the portfolio turnover rates were 35% and 33%, respectively.

Investment Limitations

   DIVERSIFICATION OF INVESTMENTS

      With respect to 75% of the value of the Fund's total assets, the Fund will not purchase securities of any one issuer (other than securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.

      Under this limitation, each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues.

      Industrial development bonds backed only by the assets and revenues of a nongovernmental user are considered to be issued solely by that user. If in the case of an industrial development bond or government-issued security, a governmental or some other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, subject to a limit on investments in the guarantor of 10% of total assets.

   ACQUIRING SECURITIES

      The Fund will not acquire the voting securities of any issuer, except as part of a merger, consolidation, reorganization, or acquisition of assets. It will not invest in securities issued by any other investment company or investment trust.

   CONCENTRATION OF INVESTMENTS

      The Fund does not intend to purchase securities (other than pre-refunded municipal bonds prior to the termination of the escrow arrangement, securities guaranteed by the U.S. government or its agencies or direct obligations of the U.S. government) if, as a result of such purchases, 25% or more of the value of its total assets would be invested in a governmental subdivision in any one state, territory, or possession of the United States.

      This policy applies to securities which are related in such a way that an economic, business, or political development affecting one security would also affect the other securities (such as securities paid from revenues from selected projects in transportation, public works, education, or housing).

   BORROWING

      The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities would be inconvenient or disadvantageous. Interest paid on borrowed funds will serve to reduce the Fund's income. The Fund will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while any borrowings are outstanding.

   PLEDGING ASSETS

      The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the borrowing.

   UNDERWRITING

      The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

   ISSUING SENIOR SECURITIES

      The Fund will not issue senior securities except for delayed-delivery and when-issued transactions and futures contracts, each of which might be considered senior securities. In addition, the Fund reserves the right to purchase municipal securities which the Fund has the right or obligation to sell to a third party (including the issuer of a participation interest).

   INVESTING IN REAL ESTATE

      The Fund will not purchase or sell real estate, although it may invest in municipal securities secured by real estate or interests in real estate.

   INVESTING IN COMMODITIES AND MINERALS

      The Fund will not purchase or sell commodities, commodity contracts, or oil, gas, or other mineral exploration or development programs or leases.

   LENDING CASH OR SECURITIES

      The Fund will not lend any of its assets, except that it may acquire publicly or nonpublicly issued municipal securities as permitted by its investment objective and policies.

   DEALING IN PUTS AND CALLS

      The Fund will not purchase or sell puts, calls, straddles, spreads, or any combination of them, except that the Fund may purchase put options on municipal securities in an amount up to 10% of its total assets or may purchase municipal securities accompanied by agreements of sellers to repurchase them at the Fund's option.

   INVESTING IN NEW ISSUERS

      The Fund will not invest more than 5% of the value of its total assets in industrial development bonds where the payment of principal and interest are the responsibility of a company with a record of less than three years of continuous operation, including the operation of any predecessor.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

   SELLING SHORT AND BUYING ON MARGIN

      The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

   INVESTING IN ILLIQUID SECURITIES

      The Fund will not invest more than 15% of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities not determined by the Trustees to be liquid.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. The Fund has no present intent to borrow money, pledge securities, or purchase put options during the coming year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

Intermediate Municipal Trust Management
Officers and Trustees are listed with their addresses, birthdates, present positions with Intermediate Municipal Trust, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924

Chairman and Trustee

Chief Executive Officer and Director or Trustee of the Funds; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate:  February 3, 1934

Trustee

Director or Trustee of the Funds; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937

Trustee

Director or Trustee of the Funds; President, Investment Properties
Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918

Trustee

Director or Trustee of the Funds; Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director, United Refinery; Chairman, Pittsburgh Foundation; Director, Forbes Fund; Chairman, Pittsburgh Civic Light Opera.

James E. Dowd, Esq.
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922

Trustee

Director or Trustee of the Funds; Attorney-at-law; Director, The Emerging Germany Fund, Inc.; formerly, President, Boston Stock Exchange, Inc.; Regional Administrator, United States Securities and Exchange Commission.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932

Trustee

Director or Trustee of the Funds; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; formerly, Member, National Board of Trustees, Leukemia Society of America.


Edward L. Flaherty, Jr., Esq.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924

Trustee

Director or Trustee of the Funds; Attorney Of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Partner, Meyer and Flaherty.


Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 2, 1929

President and Trustee

President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942

Trustee

Director or Trustee of the Funds; formerly, Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation; Director, VISA USA International; Chairman and Director, Massachusetts Banker Association; Director, Depository Trust Corporation.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932

Trustee

Director or Trustee of the Funds; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; formerly, Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925

Trustee

Director or Trustee of the Funds; President, World Society for Ekistics, Athens; Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; formerly, Professor, United States Military Academy; Professor, United States Air Force Academy.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935

Trustee

Director or Trustee of the Funds; Public relations/Marketing/Conference Planning; formerly, National Spokesperson, Aluminum Company of America; business owner.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949

Executive Vice President

President or Executive Vice President of the Funds; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930

Executive Vice President

Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938

Executive Vice President , Secretary and Treasurer

Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923

Vice President

President or Vice President of some of the Funds; Director or Trustee of some of the Funds; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.


* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of
  Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.

Fund Ownership

As of July 7, 1998, Officers and Trustees of the Fund, as a group, owned 377,792 (1.81%) of the outstanding shares of the Fund.

As of July 7, 1998, the following shareholder of record owned 5% or more of the outstanding shares of the Fund: Hubco, Birmingham, Alabama, owned approximately 1,688,766 (8.09%).





Trustees' Compensation


                            AGGREGATE
NAME,                     COMPENSATION
POSITION WITH                 FROM               TOTAL COMPENSATION PAID
TRUST                        TRUST*#                FROM FUND COMPLEX

John F. Donahue,            $0          $0 for the Trust and
Chairman and Trustee                    56 other investment companies in the Complex

Thomas G.Bigley,          $702.67       $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

John T. Conroy, Jr.,      $773.07       $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

William J. Copeland,      $773.07       $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

James E. Dowd,            $773.07       $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

Lawrence D. Ellis, M.D.,  $702.67       $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

Edward L. Flaherty, Jr.,  $773.07       $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

Glen R. Johnson,            $0          $0 for the Trust and
President and Trustee                   8 other investment companies in the Complex

Peter E. Madden,          $702.67       $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

John E. Murray, Jr.,      $702.67       $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

Wesley W. Posvar,         $702.67       $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

Marjorie P. Smuts,        $702.67       $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex



* Information is furnished for the fiscal year ended May 31, 1998.

# The aggregate compensation is provided for the Trust which is comprised of one portfolio.

  The information is provided for the last calendar year.

Trustee Liability

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Investment Advisory Services
Adviser to the Fund

The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors, Inc.. All of the voting securities of Federated Investors, Inc. are owned by a trust, the Trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The adviser shall not be liable to the Trust, the Fund, or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund

Advisory Fees

For its advisory services, the adviser receives an annual investment advisory fee as described in the prospectus. During the fiscal years ended May 31, 1998, 1997, and 1996, the adviser earned $878,186, $872,976, and $895,416, respectively, which were reduced by $139,532, $158,880, and $86,923, respectively, because of undertakings to limit the Fund's expenses.

Other Services
Fund Administration

Federated Services Company, a subsidiary of Federated Investors, Inc., provides administrative personnel and services to the Fund for a fee as described in the prospectus. From March 1, 1994 to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, Inc., served as the Fund's administrator. For purposes of this Statement of Additional Information, Federated Services Company, and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended May 31, 1998, 1997, and 1996, the Administrators earned $165,651, $164,874, and $169,350, respectively, none of which was waived.

Custodian and Portfolio Accountant

State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, Pennsylvania, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.

Transfer Agent

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based upon the size, type and number of accounts and transactions made by shareholders.

Independent Public Accountants

The independent public accountants for the Fund are Arthur Andersen LLP, Pittsburgh, Pennsylvania.

Shareholder Services
This arrangement permits the payment of fees to Federated Shareholder Services and financial institutions to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and to maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Fund will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended May 31, 1998, the Fund paid $548,866 pursuant to the Shareholder Services Agreement of which $417,139 was waived.

Brokerage Transactions
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended May 31, 1998, 1997, and 1996, the Fund paid no brokerage commissions.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

Purchasing Shares
Shares are sold at their NAV without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares is explained in the prospectus under "Investing in the Fund."

Conversion to Federal Funds

It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. This conversion must be made before shares are purchased. State Street Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

Determining Net Asset Value
NAV generally changes each day. The days on which NAV is calculated by the Fund are described in the prospectus.

Determining Value of Securities

The values of the Fund's portfolio securities are determined as follows:

  o according to prices provided by independent pricing services, which do not include market prices for the Fund's specific portfolio securities and may be determined without exclusive reliance on quoted prices, and which may take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuations for such securities; or

  o for short-term obligations with remaining maturities of 60 days or less, at the time of purchase, at amortized cost unless the Trustees determine that particular circumstances of the security indicate otherwise.

Redeeming Shares
The Fund redeems shares at the next computed NAV after the Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares." Although State Street Bank does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

Redemption in Kind

Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission ("SEC") rules, taking such securities at the same value employed in determining NAV and selecting the securities in a manner the Trustees determine to be fair and equitable.

The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period.

Exchanging Securities for Fund Shares
Investors may exchange certain securities or a combination of securities and cash for shares. The securities and any cash must have a market value of at least $25,000. Any securities to be exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The Fund reserves the right to determine the acceptability of securities to be exchanged. Securities accepted by the Fund are valued in the same manner as the Fund values its assets. Investors wishing to exchange securities should first contact Federated Securities Corp. Share purchased by exchange of U.S. government securities cannot be redeemed by telephone for fifteen business days to allow time for the transfer to settle.

An investor should forward the securities in negotiable form with an authorized letter of transmittal to Federated Securities Corp. The Fund will notify the investor of its acceptance and valuation of the securities within five business days of their receipt by State Street Bank.

The basis of the exchange will depend upon the NAV of shares on the day the securities are valued. One share of the Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividend, subscription, conversion, or other rights attached to the securities become the property of the Fund, along with the securities. Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for shares, a gain or loss may be realized by the investor.

Tax Consequences

Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for shares, a gain or loss may be realized by the investor.

Massachusetts Partnership Law
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust. To protect shareholders of the Fund, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument that the Trust or its Trustees enter into or sign on behalf of the Fund.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.

Tax Status
The Fund's Tax Status

The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

  o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

  o invest in securities within certain statutory limits; and

  o distribute to its shareholders at least 90% of its net income earned during the year.

Shareholders' Tax Status

   CAPITAL GAINS

      Capital gains or losses may be realized by the Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:

      o the availability of higher relative yields;

      o differentials in market values;

      o new investment opportunities;

      o changes in creditworthiness of an issuer; or

      o an attempt to preserve gains or limit losses.

      Distributions of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the shares. Any loss by a shareholder on Fund shares held for less than six months and sold after a capital gains distribution will be treated as a long-term capital loss to the extent of the capital gains distribution.

Total Return
The Fund's average annual total returns for the Fund, and its predecessor, Institutional Shares of the Fund (when the Fund was offered with separate classes of shares) for the one-year, five-year and ten-year periods ended May 31, 1998, were 6.98%, 5.05%, and 6.61%, respectively.

The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

Yield
The Fund's yield for the thirty-day period ended May 31, 1998, was 4.16%.

The yield for shares of the Fund is determined by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the maximum offering price per share on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and brokers/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.

Tax-Equivalent Yield
The Fund's tax-equivalent yield for the thirty-day period ended May 31, 1998, was 6.89%.

The tax-equivalent yield of the Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 39.6% tax rate and assuming that income is 100% tax-exempt.

   TAX-EQUIVALENCY TABLE

      The Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment is an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.

                        TAXABLE YIELD EQUIVALENT FOR 1998
                            MULTISTATE MUNICIPAL FUND
      FEDERAL INCOME TAX BRACKET:
                  15.00%    28.00%       31.00%        36.00%        39.60%


      JOINT           $1-  $42,351-     $102,301-     $155,951-       OVER
      RETURN      42,350    102,300      155,950       278,450      $278,450

      SINGLE          $1-  $25,351-     $61,401-      $128,101-       OVER
      RETURN      25,350    61,400       128,100       278,450      $278,450

      Tax-Exempt
      Yield                   Taxable Yield Equivalent

        1.00%      1.18%     1.39%       1.45%         1.56%         1.66%
        1.50%      1.76%     2.08%       2.17%         2.34%         2.48%
        2.00%      2.35%     2.78%       2.90%         3.13%         3.31%
        2.50%      2.94%     3.47%       3.62%         3.91%         4.14%
        3.00%      3.53%     4.17%       4.35%         4.69%         4.97%
        3.50%      4.12%     4.86%       5.07%         5.47%         5.79%
        4.00%      4.71%     5.56%       5.80%         6.25%         6.62%
        4.50%      5.29%     6.25%       6.52%         7.03%         7.45%
        5.00%      5.88%     6.94%       7.25%         7.81%         8.28%
        5.50%      6.47%     7.64%       7.97%         8.59%         9.11%
        6.00%      7.06%     8.33%       8.70%         9.38%         9.93%
        6.50%      7.65%     9.03%       9.42%        10.16%        10.76%
        7.00%      8.24%     9.72%      10.14%        10.94%        11.59%
        7.50%      8.82%    10.42%      10.87%        11.72%        12.42%
        8.00%      9.41%    11.11%      11.59%        12.50%        13.25%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.

The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.

* Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.

Performance Comparisons
The performance of the Fund depends on such variables as:

  o portfolio quality;

  o average portfolio maturity;

  o type of instruments in which the portfolio is invested;

  o changes in interest rates and market value of portfolio securities;

  o changes in the Fund's expenses ; and

  o various other factors.

The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

  o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the intermediate municipal bond funds category in advertising and sales literature.

  o Morningstar Inc., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ - listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

  o Lehman Brothers Five-Year State General Obligation Bonds is an index comprised of all state general obligation debt issues with maturities between four and six years. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one-, three-, and twelve-month periods as well as year-to-date. Total returns are also calculated as of the index inception, December 31, 1979.

  o Lehman Brothers Ten-Year State General Obligation Bonds is an index comprised of the same issues noted above except that the maturities range between nine and eleven years. Index figures are total returns calculated for the same periods as listed above.

Advertisements and other sales literature for the Fund may quote total returns which are calculated on non-standardized base periods. These total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

About Federated Investors, Inc.
Federated Investors, Inc. is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the municipal sector, as of December 31, 1997, Federated Investors, Inc. managed 11 bond funds with approximately $2.1 billion in assets and 22 money market funds with approximately $10.9 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated Investors, Inc. are: U.S. equity and high yield - J. Thomas Madden; U.S. fixed income - William D. Dawson, III; and International - Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

Mutual Fund Market

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, Inc., through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

Institutional Clients

Federated Investors, Inc. meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

Bank Marketing

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

Broker/Dealers and Bank Broker/Dealer Subsidiaries

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

* Source: Investment Company Institute

Appendix
Standard and Poor's ("S&P") Municipal Bond Ratings

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Investors Service, Inc. ("Moody's") Municipal Bond Ratings

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR--Not rated by Moody's.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate or municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch IBCA, Inc. Investment Grade Bond Ratings

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality.

NR--NR indicates that Fitch does not rate the specific issue.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Standard and Poor's Municipal Note Ratings

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

Moody's Investors Service, Inc. Short-Term Loan Ratings

MIG1/VMIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2/VMIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Standard and Poor's Commercial Paper Ratings

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Moody's Investors Service, Inc. Commercial Paper Ratings

PRIME-1--Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

  o leading market positions in well-established industries;

  o high rates of return on funds employed;

  o conservative capitalization structure with moderate reliance on debt and ample asset protection;

  o broad margins in earning coverage of fixed financial charges and high internal cash generation; and

  o well-established access to a range of financial markets and assured sources of alternative liquidity.

PRIME-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.